Exhibit 10.4

                            STOCK OPTION AGREEMENT
                            ----------------------


          STOCK OPTION AGREEMENT (this "Agreement") entered into as of June 20, 2005 by and between REFAC, a Delaware corporation, and COLE LIMITED, INC., a Florida corporation (the "Optionee").

          WHEREAS, the Optionee is a consultant to the Corporation pursuant to a Consulting Agreement of even date herewith (the "Consulting Agreement"); and

          WHEREAS, under the terms of the Consulting Agreement, REFAC has agreed to grant the Optionee the opportunity to purchase shares of its common stock, par value $.001 per share (the "Stock") as hereinafter provided and subject to the terms and conditions hereof:

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed and do hereby agree as follows:

          1. Number of Shares. REFAC hereby grants to the Optionee a nonqualified stock option (the "Option") to purchase an aggregate of 50,000 shares of Stock, subject to adjustment as provided in Section 2 hereof, on the terms and conditions herein set forth.

          2. Adjustments. In the event that the Board of Directors of REFAC (the "Board") shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Optionee hereunder, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of stock issued or issuable in respect of the Option, and (ii) the Exercise Price (as defined below) of the Option.

          3. Option Price. The purchase price of the Stock subject to the Option share (the "Exercise Price") shall be $4.92 and shall be subject to adjustment as provided in Section 2 hereof.

          4. Term and Exercisability of Option.

             (a) The Option shall become exercisable as set forth in Exhibit "1" hereto. The Option Term shall commence on the date hereof (the "Date of Grant") and terminate as set forth on Exhibit "1" hereto. Upon the termination of the Option, all rights of the Optionee hereunder shall cease. (b) Exercisability of Option. Except as otherwise provided for in Section 6 hereof, the Option shall be exercisable as set forth in Exhibit "1" hereto and the right of the Optionee to purchase shares with respect to which this Option has become exercisable as herein provided may be exercised in whole or in part at any time or from time to time, prior to the expiration of the exercise period.

          5. Payment. Upon the exercise of all or any portion of the Option, the Exercise Price of the shares being purchased shall be paid in full in cash or by certified or bank check payable to the Corporation.

          6. Termination.

             (a) In the event that the Consulting Agreement is terminated by the Optionee or pursuant to Paragraph 3(c) of the Consulting Agreement, then the Option shall immediately terminate as to any shares that have not previously become exercisable as of the date of such termination (the "Termination Date"). Any portion of the Option that is exercisable as of the Termination Date shall remain exercisable for a period of thirty (30) days following the Termination Date. Upon expiration of such thirty (30) day period, any unexercised portion of the Option shall terminate in full.

             (b) In the event that the Consulting Agreement is terminated by REFAC for cause, then the Option shall immediately terminate as to any and all shares as of the Termination Date.

             (c) In the event that the Consulting Agreement is terminated pursuant to Paragraph 3(b) thereof, then the Option shall immediately terminate as to any shares that have not previously become exercisable as of the Termination Date. Any portion of the Option that is exercisable as of the Termination Date shall remain exercisable by Optionee for a period of one (1) year thereafter. Upon expiration of such one (1) year period, any unexercised portion of the Option shall terminate in full.

             (d) In the event that the Consulting Agreement is terminated by REFAC prior to June 30, 2006 for any reason other than (i) as provided for in
Section 3(b) thereof or (ii) for cause, then notwithstanding anything herein contained to the contrary all of the options shall vest and become immediately exercisable for the full term specified in Exhibit "1" without regard to the fact that the Consulting Agreement has been terminated.

             (e) Except as otherwise provided for in this Section 6, the Option shall be exercisable during the entire period specified in Exhibit "1". Notwithstanding anything to the contrary in this Section 6, the Option shall not be exercisable later than the date of its termination as set forth in
Section 4(a) hereof.

          7. Rights of Optionee.

             (a) The Optionee shall have none of the rights of a stockholder with respect to the shares covered by the Option until the shares are issued or transferred to such Optionee upon exercise of the Option.

             (b) The Option shall not interfere with or limit in any way the right the Board may have to terminate the Consulting Agreement.

          8. Nontransferability of Option. Except as otherwise provided for in the following sentence, the Option shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated and shall be exercisable by the Optionee. Optionee may transfer and assign the Option to Jeffrey A. Cole provided that, as a condition of such transfer, he agrees to be bound by all of the provisions hereof.

          9. Notification.

             (a) The Option shall be exercised by written notification of exercise substantially in the form of Exhibit "2" hereto and delivered to the Secretary of REFAC in accordance with subsection (b) of this Section 9. Such notification shall specify the number of shares of Stock to be purchased and the manner in which payment is to be made.

             (b) Any notification required or permitted hereunder shall be addressed to REFAC, to the attention of the Secretary, One Bridge Plaza, Fort Lee, New Jersey 07024 or to the Optionee at the address set forth on the signature page hereof, as the case may be, and deposited, postage prepaid, in the United States mail; provided, however, that a notification of exercise pursuant to subsection (a) of this Section 9 shall be effective only upon receipt by the Secretary of REFAC of such notification and all necessary documentation, including full payment for the shares. Either party may, by notification to the other given in the manner aforesaid, change the address for future notices.

          10. Conditions to Issuance. The Option and exercise of the Option shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. REFAC, in its discretion, may postpone the issuance or delivery of Stock under the Option as REFAC may consider appropriate and may require the Optionee to make such reasonable representations and furnish such information as it may reasonably consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

          11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

          12. Miscellaneous.

             (a) This Agreement shall bind and inure to the benefit of REFAC and Optionee and their respective successors and assigns.

             (b) The failure of REFAC to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

          13. Amendment. This Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.


          IN WITNESS WHEREOF, each of REFAC and Optionee has caused this Agreement to be duly executed by its duly authorized officer, all as of the day and year set forth above.

                                          REFAC



                                          By:  /s/ Robert L. Tuchman
                                              ------------------------------
                                              Name:  Robert L. Tuchman
                                              Title: Chief Executive Officer


ACCEPTED:
COLE LIMITED, INC.



By:  /s/ Jeffrey A. Cole
    ------------------------------
Name:  Jeffrey A. Cole
Title: Chief Executive Officer

Address:      5055 Bristol Court
              Lyndhurst, OH  44124

                                                                    EXHIBIT "1"

------------------- ---------- ---------- -------------------------------------
                      Number
                        of      Exercise
 Date Exercisable     Shares     Price         Period of Exercisability
------------------- ---------- ---------- -------------------------------------
Effective Date         16,667     $4.92   From the date such option becomes
                                          exercisable through June 30, 2010
------------------- ---------- ---------- -------------------------------------
October 1, 2005        16,666     $4.92   From the date such option becomes
                                          exercisable through June 30, 2010
------------------- ---------- ---------- -------------------------------------
February 1, 2006       16,666     $4.92   From the date such option becomes
                                          exercisable through June 30, 2010
------------------- ---------- ---------- -------------------------------------

                                                                    EXHIBIT "2"


                                NAME OF OPTIONEE
                              ADDRESS OF OPTIONEE
                                ________________
                                    _______

                       NOTICE OF EXERCISE OF STOCK OPTION


                                                       DATE

Refac
One Bridge Plaza
Suite 550
Fort Lee, NJ 07024
Attn: Secretary

Gentlemen:

         Reference is made to the stock option that Refac (the "Corporation") granted to the undersigned pursuant to the Stock Option Agreement dated _______________2005 (the "Stock Option Agreement"). Let this letter serve as our Notice of Exercise of such option with respect to __________ shares of the Corporation's Common Stock at the exercise price of $__________ per share and, in connection therewith, we are enclosing our check in the amount of $________ in payment of the exercise price for the shares.

         In exercising this stock option, if the option shares are not registered under the Securities Act of 1933, as amended, we hereby agree, warrant and represent to the Company that:

         1. The certificate evidencing said shares will bear the following legend in conspicuous type:


         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR UNLESS SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE CORPORATION MAY REQUEST A WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE OR OTHER TRANSFER."

         2. We are acquiring said shares for our investment account and do not have the present intention of reselling or distributing any of said shares.

         3. We do not have any contract, understanding, agreement, or arrangement with any person to sell or transfer to such person or to any third person any of said shares, and we do not have any present plan to enter into any such contract, understanding, agreement or arrangement.

         4. We do not presently have in mind any future sale or other disposition of any of said shares, upon the occurrence or nonoccurrence of any predetermined event or circumstance.

         5. We have sufficient knowledge and experience in financial and business matters to be able to evaluate the merits and risks of this investment and to bear the economic risks of this investment.

         6. We acknowledge that the Corporation has no obligation to issue a certificate evidencing any shares owned by us until the purchase price of said shares is fully paid as set forth herein.

         7. We are enclosing cash and/or a certified or bank check payable to the Corporation in an amount equal to the sum of any local, state and federal withholding taxes due.



                                        Sincerely,
                                        COLE LIMITED, INC.



                                        By:
                                             -------------------------------
                                        Name:   Jeffrey A. Cole
                                        Title:  Chief Executive Officer
                                        Federal Employer Identification No.

                                        -----------------------

                              REQUIRED INFORMATION
                              --------------------


Name and Address                                     ____________________
                                                     ____________________
                                                     ____________________

Telephone Number                                     ____________________
Social Security Number                               ____________________